UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2025
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Tri Pointe Homes, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Southwood Blvd, Suite 200
Incline Village, Nevada 89451
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (775) 413-1030
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), held its 2025 annual meeting of stockholders on April 16, 2025 (the “Annual Meeting”). A total of 83,096,024 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing more than 90% of the Company’s shares outstanding as of the February 25, 2025 record date. The matters submitted for a stockholder vote and the related results are set forth below.

Proposal No. 1—Election of six nominees to serve as directors:

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Douglas F. Bauer	78,571,736	644,346	19,149	3,860,793
Lawrence B. Burrows	77,731,009	1,484,904	19,318	3,860,793
Steven J. Gilbert	69,314,880	9,901,211	19,140	3,860,793
R. Kent Grahl	78,772,286	443,627	19,318	3,860,793
Vicki D. McWilliams	78,317,935	880,139	37,157	3,860,793
Constance B. Moore	70,237,757	8,946,686	50,788	3,860,793

Proposal No. 2—Non-binding, advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,630,915	19,503,068	101,248	3,860,793

Proposal No. 3—Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year:

Votes For	Votes Against	Votes Abstained
82,743,117	341,116	11,791
Based on the foregoing votes, all six nominees were elected and Proposals No. 2 and No. 3 were approved.

Item 9.01     Financial Statements and Exhibits

(d)Exhibits
104           Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri Pointe Homes, Inc.

Date: April 17, 2025	By:	/s/ David C. Lee
David C. Lee, General Counsel and Secretary

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